Exhibit 99.2

HRPT PROPERTIES TRUST

Third Quarter 2007

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2006 Consolidated Balance Sheet.

WARNING REGARDING
FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•                  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business districts, or CBD, and suburban areas of major metropolitan markets.  At September 30, 2007, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit development project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of September 30, 2007, RMR managed one of the largest portfolios of publicly owned real estate in North America, including over 1,270 properties with 300 million square feet located in 46 states, District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and six publicly traded mutual funds, or RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates).  The public companies managed by RMR and its affiliates had combined total market capitalization of nearly $16 billion as of September 30, 2007.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s – BBB

Portfolio Data (as of 9/30/07):

Total properties	530
Total sq. ft. (000s)	63,928
Percent leased	92.8%

Portfolio Concentration by Sq. Ft. (as of 9/30/07):

	Office	Industrial	Total
CBD	17.8%	0.2%	18.0%
Suburban	37.6%	44.4%	82.0%
Total	55.4%	44.6%	100.0%

Portfolio Concentration by NOI (Q3 2007) (1):

	Office	Industrial	Total
CBD	30.6%	0.2%	30.8%
Suburban	49.2%	20.0%	69.2%
Total	79.8%	20.2%	100.0%

Portfolio Concentration by Major Market:

	9/30/07	Q3 2007
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.5%	12.8%
Oahu, HI	28.0%	10.1%
Metro Washington, DC	4.2%	9.5%
Metro Boston, MA	4.8%	8.3%
Southern California	2.3%	6.9%
Metro Austin, TX	4.3%	4.5%
Other Markets	47.9%	47.9%
Total	100.0%	100.0%

(1)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President and Chief Operating Officer	Senior Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com.

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	Raymond James
Philip Martin	Paul Puryear
(312) 469-7485	(727) 573-3800

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(216) 378-7626

Ferris, Baker Watts	Stifel, Nicolaus
Charles Place	John Guinee
(410) 659-4657	(410) 454-5520

Merrill Lynch	UBS
Ian Weissman	James Feldman
(212) 449-6255	(212) 713-4932

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Matthew Lynch
(704) 386-2524	(212) 325-6456

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup
Thomas Cook
(212) 723-1112

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2007		6/30/2007		3/31/2007		12/31/2006		9/30/2006

Shares Outstanding:
Common shares outstanding (at end of period)	212,457		211,947		211,057		210,052		210,037
Common shares outstanding (at end of period) – diluted (1)	241,650		241,139		240,249		239,244		210,037
Preferred shares outstanding (at end of period) (1)	33,180		33,180		33,180		33,180		18,000
Weighted average common shares and units outstanding - basic	212,078		211,721		210,609		210,039		209,992
Weighted average common shares and units outstanding - diluted (1)	241,271		240,914		239,801		236,058		209,992

Common Share Data:
Price at end of period	$9.89		$10.40		$12.30		$12.35		$11.95
High during period	$10.90		$12.72		$13.67		$12.81		$12.22
Low during period	$9.06		$10.13		$12.04		$11.34		$10.80
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	8.5%		8.1%		6.8%		6.8%		7.0%

Market Capitalization:
Total debt (book value)	$2,674,859		$2,614,133		$2,499,305		$2,397,231		$2,639,621
Plus: market value of preferred shares (at end of period)	800,245		817,108		860,432		863,228		464,160
Plus: market value of common shares (at end of period)	2,101,200		2,204,249		2,596,001		2,594,142		2,509,942
Total market capitalization	$5,576,304		$5,635,490		$5,955,738		$5,854,601		$5,613,723
Total debt / total market capitalization	48.0%		46.4%		42.0%		40.9%		47.0%

Book Capitalization:
Total debt	$2,674,859		$2,614,133		$2,499,305		$2,397,231		$2,639,621
Plus: total stockholders’ equity	2,938,536		2,961,698		2,979,177		2,950,768		2,641,881
Total book capitalization	$5,613,395		$5,575,831		$5,478,482		$5,347,999		$5,281,502
Total debt / total book capitalization	47.7%		46.9%		45.6%		44.8%		50.0%

Selected Balance Sheet Data:
Total assets	$5,800,512		$5,750,889		$5,636,768		$5,575,949		$5,454,778
Total liabilities	$2,861,976		$2,789,191		$2,657,591		$2,625,181		$2,812,897
Gross book value of real estate assets (2)	$6,261,302		$6,198,307		$6,022,930		$5,958,680		$5,773,686
Total debt / gross book value of real estate (2)	42.7%		42.2%		41.5%		40.2%		45.7%

Selected Income Statement Data (3):
Rental income	$211,217		$209,995		$205,050		$205,763		$202,542
EBITDA (4)	$119,917		$120,272		$116,930		$116,436		$114,429
Property net operating income (NOI) (5)	$128,449		$128,829		$125,049		$123,032		$122,323
NOI margin (6)	60.8%		61.3%		61.0%		59.8%		60.4%
Net income	$32,154		$31,474		$33,148		$37,877		$31,354
Preferred distributions	$(15,402)		$(15,401)		$(15,401)		$(14,716)		$(9,234)
Net income available for common shareholders	$16,752		$16,073		$17,747		$23,161		$22,120
Funds from operations (FFO) (7)	$78,270		$77,971		$76,659		$76,859		$71,260
FFO available for common shareholders (7)	$62,868		$62,570		$61,258		$62,143		$62,026
Common distributions paid	$44,509		$44,390		$44,111		$44,107		$44,097

Per Share Data (1):
Net income available for common shareholders – basic and diluted	$0.08		$0.08		$0.08		$0.11		$0.11
FFO available for common shareholders — basic (7)	$0.30		$0.30		$0.29		$0.30		$0.30
FFO available for common shareholders — diluted (1) (7)	$0.29		$0.29		$0.28		$0.29		$0.30
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	70.8%		70.9%		72.0%		71.0%		71.1%

Coverage Ratios:
EBITDA (4) / interest expense	2.7	x	2.8	x	2.9	x	2.9	x	2.7	x
EBITDA (4) / interest expense and preferred distributions	2.0	x	2.1	x	2.1	x	2.1	x	2.2	x

(1)   At 9/30/2007, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO, and weighted average common shares outstanding.

(2)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)   Results exclude properties classified in discontinued operations, if any.

(4)   See page 13 for calculation of EBITDA.

(5)   Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)   See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of September 30,	As of December 31,
	2007	2006
		(audited)
ASSETS
Real estate properties:
Land	$1,175,940	$1,143,109
Buildings and improvements	4,873,816	4,619,164
	6,049,756	5,762,273
Accumulated depreciation	(770,839)	(668,460)
	5,278,917	5,093,813
Acquired real estate leases	156,743	167,879
Cash and cash equivalents	25,639	17,783
Restricted cash	17,410	21,635
Rents receivable, net of allowance for doubtful accounts of $5,810 and $4,737, respectively	191,591	172,566
Other assets, net	130,212	102,273
Total assets	$5,800,512	$5,575,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$38,000	$40,000
Senior unsecured debt, net	2,239,424	1,941,173
Mortgage notes payable, net	397,435	416,058
Accounts payable and accrued expenses	88,122	93,734
Dividends payable	—	44,111
Acquired real estate lease obligations	39,612	41,833
Rent collected in advance	20,124	19,592
Security deposits	16,031	15,972
Due to affiliates	23,228	12,708
Total liabilities	2,861,976	2,625,181

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible;
15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
300,000,000 shares authorized; 212,457,190 and 210,051,590 shares issued and outstanding, respectively	2,125	2,101
Additional paid in capital	2,802,869	2,774,461
Cumulative net income	1,800,130	1,703,354
Cumulative common distributions	(2,204,198)	(2,115,299)
Cumulative preferred distributions	(265,524)	(216,983)
Total shareholders’ equity	2,938,536	2,950,768
Total liabilities and shareholders’ equity	$5,800,512	$5,575,949

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Rental income (1)	$211,217	$202,542	$626,262	$590,058

Expenses:
Operating expenses	82,768	80,219	243,935	227,981
Depreciation and amortization	46,116	41,064	135,413	119,109
General and administrative	8,947	8,513	26,650	24,926
Total expenses	137,831	129,796	405,998	372,016

Operating income	73,386	72,746	220,264	218,042

Interest income	415	573	1,442	2,118
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,085, $1,105, $3,207 and $3,348, respectively)	(44,055)	(43,169)	(126,627)	(126,317)
Loss on early extinguishment of debt	—	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations	29,746	30,150	94,368	211,607
Income (loss) from discontinued operations	—	32	—	(76)
Gain on sale of properties	2,408	1,172	2,408	1,172
Net income	32,154	31,354	96,776	212,703
Preferred distributions	(15,402)	(9,234)	(46,204)	(29,976)
Excess redemption price paid over carrying value of preferred shares	—	—	—	(6,914)
Net income available for common shareholders	$16,752	$22,120	$50,572	$175,813

Weighted average common shares outstanding – basic	212,078	209,992	211,475	209,941

Weighted average common shares outstanding – diluted (2)	241,271	209,992	240,668	209,941

Earnings per common share:
Income from continuing operations available for common shareholders – basic and diluted (2)	$0.07	$0.10	$0.23	$0.83
Income (loss) from discontinued operations — basic and diluted (2)	$0.01	$0.01	$0.01	$0.01
Net income available for common shareholders – basic and diluted (2)	$0.08	$0.11	$0.24	$0.84

Additional Data:
General and administrative expenses / rental income	4.24%	4.20%	4.26%	4.22%
General and administrative expenses / total assets (at end of period)	0.15%	0.16%	0.46%	0.46%

Non cash straight line rent adjustments (FAS 13) (1)	$6,199	$7,835	$14,837	$17,892
Lease value amortization (FAS 141) (1)	$(2,323)	$(2,427)	$(7,650)	$(7,909)
Lease termination fees included in rental income	$569	$50	$925	$550
Capitalized interest expense	$—	$—	$489	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)   At 9/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Cash flows from operating activities:
Net income	$32,154	$31,354	$96,776	$212,703
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	37,426	33,155	108,877	96,452
Amortization of debt discounts, premiums and deferred financing fees	1,085	1,105	3,207	3,348
Amortization of acquired real estate leases	7,530	7,527	23,574	22,495
Other amortization	3,483	2,820	10,612	8,191
Loss on early extinguishment of debt	—	—	711	1,659
Equity in earnings of equity investments	—	—	—	(3,136)
Gain on sale of equity investments	—	—	—	(116,287)
Distributions of earnings from equity investments	—	—	—	3,136
Gain on sale of properties	(2,408)	(1,172)	(2,408)	(1,172)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(839)	(6,844)	4,225	(4,427)
Increase in rents receivable and other assets	(29,129)	(17,556)	(51,591)	(45,741)
Increase (decrease) in accounts payable and accrued expenses	3,677	(3,933)	(7,028)	(4,329)
(Decrease) increase in rent collected in advance	(2,612)	(323)	532	2,353
(Decrease) increase in security deposits	(45)	73	59	1,475
Increase in due to affiliates	15,035	12,098	10,520	8,767
Cash provided by operating activities	65,357	58,304	198,066	185,487

Cash flows from investing activities:
Real estate acquisitions and improvements	(70,961)	(39,924)	(309,196)	(364,978)
Distributions in excess of earnings from equity investments	—	—	—	2,251
Proceeds from sale of properties	3,748	6,231	3,748	6,231
Proceeds from sale of equity investments	—	—	—	308,333
Cash used for investing activities	(67,213)	(33,693)	(305,448)	(48,163)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	—	—	145,015
Redemption of preferred shares	—	—	—	(200,000)
Proceeds from issuance of common shares, net	4,490	—	28,151	—
Proceeds from borrowings	360,865	80,000	1,065,340	1,044,000
Payments on borrowings	(304,935)	(51,740)	(792,986)	(945,950)
Deferred financing fees	(2,039)	(1,180)	(3,716)	(3,027)
Distributions to common shareholders	(44,509)	(44,097)	(133,010)	(132,263)
Distributions to preferred shareholders	(15,403)	(9,235)	(48,541)	(31,086)
Cash (used for) provided by financing activities	(1,531)	(26,252)	115,238	(123,311)

(Decrease) increase in cash and cash equivalents	(3,387)	(1,641)	7,856	14,013
Cash and cash equivalents at beginning of period	29,026	35,099	17,783	19,445
Cash and cash equivalents at end of period	$25,639	$33,458	$25,639	$33,458

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0 and $489 in 2007, respectively)	$47,984	$52,621	$128,492	$131,809

Non-cash investing activities:
Real estate acquisitions	$(4,545)	$—	$(4,545)	$(20,585)

Non-cash financing activities:
Issuance of common shares	$105	$606	$280	$2,026
Assumption of mortgage notes payable	4,545	$—	4,545	20,585

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net income		$32,154	$31,354	$96,776	$212,703
Plus:	interest expense	44,055	43,169	126,627	126,317
Plus:	income taxes	—	—	—	—
Plus:	depreciation and amortization	46,116	41,078	135,413	119,230
Plus:	loss on early extinguishment of debt	—	—	711	1,659
Less:	gain on sale of properties	(2,408)	(1,172)	(2,408)	(1,172)
Less:	gain on sale of equity investments	—	—	—	(116,287)
Less:	equity in earnings of equity investments	—	—	—	(3,136)
Plus:	EBITDA from equity investments	—	—	—	8,446
EBITDA		$119,917	$114,429	$357,119	$347,760

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Calculation of NOI (1):
Rental income	$211,217	$202,542	$626,262	$590,058
Operating expenses	(82,768)	(80,219)	(243,935)	(227,981)
Property net operating income (NOI)	$128,449	$122,323	$382,327	$362,077

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$128,449	$122,323	$382,327	$362,077
Depreciation and amortization	(46,116)	(41,064)	(135,413)	(119,109)
General and administrative	(8,947)	(8,513)	(26,650)	(24,926)
Operating income	73,386	72,746	220,264	218,042

Interest income	415	573	1,442	2,118
Interest expense	(44,055)	(43,169)	(126,627)	(126,317)
Loss on early extinguishment of debt	—	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations	29,746	30,150	94,368	211,607

Income (loss) from discontinued operations	—	32	—	(76)
Gain on sale of properties	2,408	1,172	2,408	1,172
Net income	32,154	31,354	96,776	212,703

Preferred distributions	(15,402)	(9,234)	(46,204)	(29,976)
Excess redemption price paid over carrying value of preferred shares	—	—	—	(6,914)
Net income available for common shareholders	$16,752	$22,120	$50,572	$175,813

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net income		$32,154	$31,354	$96,776	$212,703
Plus:	depreciation and amortization	46,116	41,078	135,413	119,230
Loss on early extinguishment of debt:
	Add: amount included in expenses	—	—	711	1,659
	Less: portion settled in cash	—	—	—	—
Gain on sale of properties:
	Less: amount included in net income	(2,408)	(1,172)	(2,408)	(1,172)
	Add: land sales	2,408	—	2,408	—
Less:	gain on sale of equity investments	—	—	—	(116,287)
Less:	equity in earnings of equity investments	—	—	—	(3,136)
Plus:	FFO from equity investments	—	—	—	6,426
FFO		78,270	71,260	232,900	219,423
Less:	preferred distributions	(15,402)	(9,234)	(46,204)	(29,976)
FFO available for common shareholders		$62,868	$62,026	$186,696	$189,447

Weighted average common shares outstanding — basic		212,078	209,992	211,475	209,941

Weighted average common shares outstanding — diluted (1)		241,271	209,992	240,668	209,941

FFO available for common shareholders per share — basic		$0.30	$0.30	$0.88	$0.90

FFO available for common shareholders per share — diluted (1)		$0.29	$0.30	$0.85	$0.90

(1)   At 9/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net income available for common shareholders	$16,752	$22,120	$50,572	$175,813
Add — Series D convertible preferred distributions (1)	6,167	—	18,501	—
Net income available for common shareholders — diluted	$22,919	$22,120	$69,073	$175,813

FFO available for common shareholders (2)	$62,868	$62,026	$186,696	$189,447
Add — Series D convertible preferred distributions (1)	6,167	—	18,501	—
FFO available for common shareholders — diluted	$69,035	$62,026	$205,197	$189,447

Weighted average common shares outstanding — basic	212,078	209,992	211,475	209,941
Effect of dilutive Series D preferred shares (1)	29,193	—	29,193	—
Weighted average common shares outstanding — diluted	241,271	209,992	240,668	209,941

(1)   At 9/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)   See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Number of Properties:

Office	367	349	367	349
Industrial	163	138	163	138
Total	530	487	530	487

CBD	50	50	50	50
Suburban	480	437	480	437
Total	530	487	530	487

Square Feet (2):

Office	35,368	34,100	35,368	34,100
Industrial	28,560	23,970	28,560	23,970
Total	63,928	58,070	63,928	58,070

CBD	11,483	11,493	11,483	11,493
Suburban	52,445	46,577	52,445	46,577
Total	63,928	58,070	63,928	58,070

Percent Leased (3):

Office	90.4%	91.1%	90.4%	91.1%
Industrial	95.7%	96.7%	95.7%	96.7%
Total	92.8%	93.4%	92.8%	93.4%

CBD	90.7%	91.8%	90.7%	91.8%
Suburban	93.2%	93.8%	93.2%	93.8%
Total	92.8%	93.4%	92.8%	93.4%

Rental Income (4):

Office	$176,380	$173,248	$526,839	$506,534
Industrial	34,837	29,294	99,423	83,524
Total	$211,217	$202,542	$626,262	$590,058

CBD	$71,833	$72,674	$213,797	$215,810
Suburban	139,384	129,868	412,465	374,248
Total	$211,217	$202,542	$626,262	$590,058

Property Net Operating Income (NOI) (5):

Office	$102,538	$100,905	$308,737	$301,049
Industrial	25,911	21,418	73,590	61,028
Total	$128,449	$122,323	$382,327	$362,077

CBD	$39,520	$40,349	$118,548	$120,855
Suburban	88,929	81,974	263,779	241,222
Total	$128,449	$122,323	$382,327	$362,077

NOI Margin (6):

Office	58.1%	58.2%	58.6%	59.4%
Industrial	74.4%	73.1%	74.0%	73.1%
Total	60.8%	60.4%	61.0%	61.4%

CBD	55.0%	55.5%	55.4%	56.0%
Suburban	63.8%	63.1%	64.0%	64.5%
Total	60.8%	60.4%	61.0%	61.4%

(1)   Excludes properties classified in discontinued operations.

(2)   Prior periods exclude space remeasurements made during the current period.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)   NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Oahu, HI	57	56	57	56
Metro Washington, DC	20	20	20	20
Metro Boston, MA	39	36	39	36
Southern California	24	24	24	24
Metro Austin, TX	26	26	26	26
Other markets	343	304	343	304
Total	530	487	530	487

Square Feet (2):
Metro Philadelphia, PA	5,445	5,453	5,445	5,453
Oahu, HI	17,914	17,929	17,914	17,929
Metro Washington, DC	2,658	2,645	2,658	2,645
Metro Boston, MA	3,100	2,740	3,100	2,740
Southern California	1,444	1,444	1,444	1,444
Metro Austin, TX	2,727	2,808	2,727	2,808
Other markets	30,640	25,051	30,640	25,051
Total	63,928	58,070	63,928	58,070

Percent Leased (3):
Metro Philadelphia, PA	90.0%	90.6%	90.0%	90.6%
Oahu, HI	96.3%	97.3%	96.3%	97.3%
Metro Washington, DC	91.5%	96.6%	91.5%	96.6%
Metro Boston, MA	96.3%	98.7%	96.3%	98.7%
Southern California	93.7%	97.8%	93.7%	97.8%
Metro Austin, TX	89.5%	93.9%	89.5%	93.9%
Other markets	91.2%	90.0%	91.2%	90.0%
Total	92.8%	93.4%	92.8%	93.4%

Rental Income (4):
Metro Philadelphia, PA	$31,455	$31,784	$93,967	$95,277
Oahu, HI	16,786	16,369	48,281	45,580
Metro Washington, DC	19,982	19,972	59,309	59,182
Metro Boston, MA	16,279	15,517	47,768	45,545
Southern California	12,709	12,323	37,707	36,128
Metro Austin, TX	11,072	10,752	32,846	31,705
Other markets	102,934	95,825	306,384	276,641
Total	$211,217	$202,542	$626,262	$590,058

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,414	$17,025	$48,700	$51,096
Oahu, HI	12,937	13,274	38,060	37,033
Metro Washington, DC	12,237	12,333	36,974	37,068
Metro Boston, MA	10,673	9,917	31,312	29,920
Southern California	8,876	8,522	27,151	25,084
Metro Austin, TX	5,784	5,197	16,723	15,807
Other markets	61,528	56,055	183,407	166,069
Total	$128,449	$122,323	$382,327	$362,077

NOI Margin (6):
Metro Philadelphia, PA	52.2%	53.6%	51.8%	53.6%
Oahu, HI	77.1%	81.1%	78.8%	81.2%
Metro Washington, DC	61.2%	61.8%	62.3%	62.6%
Metro Boston, MA	65.6%	63.9%	65.6%	65.7%
Southern California	69.8%	69.2%	72.0%	69.4%
Metro Austin, TX	52.2%	48.3%	50.9%	49.9%
Other markets	59.8%	58.5%	59.9%	60.0%
Total	60.8%	60.4%	61.0%	61.4%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)          NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Office:
Properties	349	349	303	303
Total sq. ft.	34,123	34,123	31,385	31,385
Percent leased (3)	90.2%	91.1%	90.2%	91.1%
Rental income (4)	$172,123	$173,243	$484,989	$484,047
Property net operating income (NOI) (5)	$99,375	$100,909	$283,463	$286,927
NOI % growth	-1.5%		-1.2%

Industrial:
Properties	138	138	134	134
Total sq. ft.	23,755	23,755	23,447	23,447
Percent leased (3)	95.5%	96.6%	95.4%	96.6%
Rental income (4)	$29,683	$29,301	$85,718	$82,858
Property net operating income (NOI) (5)	$21,340	$21,428	$61,910	$60,456
NOI % growth	-0.4%		2.4%

CBD:
Properties	50	50	50	50
Total sq. ft.	11,483	11,483	11,483	11,483
Percent leased (3)	90.7%	91.8%	90.7%	91.8%
Rental income (4)	$71,833	$72,674	$213,797	$215,810
Property net operating income (NOI) (5)	$39,520	$40,349	$118,548	$120,855
NOI % growth	-2.1%		-1.9%

Suburban:
Properties	437	437	387	387
Total sq. ft.	46,395	46,395	43,349	43,349
Percent leased (3)	92.8%	93.8%	92.9%	93.9%
Rental income (4)	$129,973	$129,870	$356,910	$351,095
Property net operating income (NOI) (5)	$81,195	$81,988	$226,825	$226,528
NOI % growth	-1.0%		0.1%

Total:
Properties	487	487	437	437
Total sq. ft.	57,878	57,878	54,832	54,832
Percent leased (3)	92.4%	93.4%	92.4%	93.5%
Rental income (4)	$201,806	$202,544	$570,707	$566,905
Property net operating income (NOI) (5)	$120,715	$122,337	$345,373	$347,383
NOI % growth	-1.3%		-0.6%

(1)          Based on properties owned continuously since 7/1/2006 and excludes properties classified in discontinued operations.

(2)          Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,445	5,445	5,445	5,445
Percent leased (3)	90.0%	90.6%	90.0%	90.6%
Rental income (4)	$31,455	$31,784	$93,967	$95,277
Property net operating income (NOI) (5)	$16,414	$17,025	$48,700	$51,096
NOI % growth	-3.6%		-4.7%

Oahu, HI:
Properties	56	56	53	53
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	96.9%	97.3%	96.9%	97.3%
Rental income (4)	$16,770	$16,377	$48,260	$45,588
Property net operating income (NOI) (5)	$13,094	$13,284	$38,234	$37,057
NOI % growth	-1.4%		3.2%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,658	2,658	2,658	2,658
Percent leased (3)	91.5%	96.6%	91.5%	96.6%
Rental income (4)	$19,982	$19,972	$59,309	$59,182
Property net operating income (NOI) (5)	$12,237	$12,333	$36,974	$37,068
NOI % growth	-0.8%		-0.3%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,739	2,739	2,739	2,739
Percent leased (3)	95.9%	98.7%	95.9%	98.7%
Rental income (4)	$15,357	$15,517	$46,005	$45,545
Property net operating income (NOI) (5)	$9,798	$9,917	$29,631	$29,920
NOI % growth	-1.2%		-1.0%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	93.7%	97.8%	93.7%	97.8%
Rental income (4)	$12,709	$12,323	$37,707	$36,128
Property net operating income (NOI) (5)	$8,876	$8,522	$27,151	$25,084
NOI % growth	4.2%		8.2%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,727	2,727	2,727	2,727
Percent leased (3)	89.5%	93.9%	89.5%	93.9%
Rental income (4)	$11,072	$10,752	$32,846	$31,705
Property net operating income (NOI) (5)	$5,784	$5,197	$16,723	$15,807
NOI % growth	11.3%		5.8%

Other Markets:
Properties	304	304	257	257
Total sq. ft.	25,072	25,072	22,026	22,026
Percent leased (3)	89.6%	90.0%	89.5%	89.7%
Rental income (4)	$94,461	$95,819	$252,613	$253,480
Property net operating income (NOI) (5)	$54,512	$56,059	$147,960	$151,351
NOI % growth	-2.8%		-2.2%

Total:
Properties	487	487	437	437
Total sq. ft.	57,878	57,878	54,832	54,832
Percent leased (3)	92.4%	93.4%	92.4%	93.5%
Rental income (4)	$201,806	$202,544	$570,707	$566,905
Property net operating income (NOI) (5)	$120,715	$122,337	$345,373	$347,383
NOI % growth	-1.3%		-0.6%

(1)	Based on properties owned continuously since 7/1/2006 and excludes properties classified in discontinued operations.
(2)	Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)

Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Two properties in Richland, WA	8.000%	8.000%	$2,745		11/15/2008	$1,004	1.1
Secured debt One property in Buffalo, NY	5.170%	5.170%	2,080		1/1/2009	134	1.3
Secured debt See note (2)	6.814%	7.842%	239,713		1/31/2011	225,547	3.3
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,891		6/1/2012	22,719	4.7
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,255		10/11/2012	4,507	5.0
Secured debt One property in Decatur, GA	6.500%	6.500%	4,545		1/11/2013	4,137	5.3
Secured debt One property in Macon, GA	4.950%	6.280%	13,775		5/11/2014	11,930	6.6
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,396		8/1/2016	9,281	8.8
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,378		1/1/2022	—	14.3
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,131		1/1/2022	—	14.3
Secured debt One property in North Haven, CT	6.750%	5.240%	5,054		3/1/2022	—	14.4
Secured debt One property in East Windsor, CT (3)	5.710%	5.240%	9,389		3/1/2026	—	18.4
Secured debt 23 properties in Atlanta, GA (4)	8.500%	5.070%	28,704		4/11/2028	4,937	20.5
Secured debt One property in Philadelphia, PA (5)	6.794%	7.383%	41,379		1/1/2029	2,478	21.3
Total / weighted average secured fixed rate debt	6.934%	7.125%	$397,435			$286,674	7.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)	5.931%	5.931%	$38,000		8/22/2010	$38,000	2.9
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (7)	5.966%	5.966%	200,000		3/16/2011	200,000	3.5
Total / weighted average unsecured floating rate debt	5.960%	5.960%	$238,000			$238,000	3.4

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	2.8
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	3.0
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	4.5
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	5.3
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	6.4
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	7.4
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	8.1
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	8.9
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	9.7
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	10.3
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	$2,050,000			$2,050,000	7.7

Total / weighted average unsecured debt	6.306%	6.430%	$2,288,000			$2,288,000	7.2

Total / weighted average debt	6.399%	6.533%	$2,685,435			$2,574,674	7.3

Summary Debt:
Total / weighted average secured fixed rate debt	6.934%	7.125%	$397,435			$286,674	7.5
Total / weighted average unsecured floating rate debt	5.960%	5.960%	238,000			238,000	3.4
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	2,050,000			2,050,000	7.7
Total / weighted average debt	6.399%	6.533%	$2,685,435	(8)		$2,574,674	7.3

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 2/7/2016.
(4)

The loan becomes prepayable on 1/11/2008. On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2008.

(5)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(6)	Interest rate is weighted average based on amounts outstanding during 2007. Interest rate on amounts outstanding at 9/30/07 is 6.3%.
(7)	The notes became prepayable, at par, on September 16, 2006. Interest rate is weighted average based on amounts outstanding during 2007. Interest rate on amounts outstanding at 9/30/07, is 6.3%.
(8)	Total debt as of 9/30/2007, net of unamortized premiums and discounts, equals $2,674,859.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2007	$3,016	$—	$—	$3,016	7.0%
2008	10,687	—	—	10,687	6.8%
2009	7,951	—	—	7,951	6.9%
2010	8,381	38,000	50,000	96,381	7.5%
2011	229,988	200,000	—	429,988	6.4%
2012	31,201	—	200,000	231,201	7.0%
2013	7,941	—	200,000	207,941	6.5%
2014	15,788	—	250,000	265,788	5.7%
2015	4,029	—	450,000	454,029	6.0%
2016	13,387	—	400,000	413,387	6.3%
2017 and thereafter	65,066	—	500,000	565,066	6.6%
Total	$397,435	$238,000	$2,050,000	$2,685,435	6.4%

Percent	14.8%	8.9%	76.3%	100.0%

(1)          Total debt as of 9/30/2007, net of unamortized premiums and discounts, equals $2,674,859.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Leverage Ratios:

Total debt / total assets	46.1%	45.5%	44.3%	43.0%	48.4%
Total debt / gross book value of real estate assets (1)	42.7%	42.2%	41.5%	40.2%	45.7%
Total debt / total market capitalization	48.0%	46.4%	42.0%	40.9%	47.0%
Total debt / total book capitalization	47.7%	46.9%	45.6%	44.8%	50.0%
Secured debt / total assets	6.9%	7.1%	7.3%	7.5%	7.1%
Variable rate debt / total debt	8.9%	15.8%	21.8%	18.4%	26.9%
Variable rate debt / total assets	4.1%	7.2%	9.7%	7.9%	13.0%

Coverage Ratios:

EBITDA / interest expense	2.7x	2.8x	2.9x	2.9x	2.7x
EBITDA / interest expense + preferred distributions	2.0x	2.1x	2.1x	2.1x	2.2x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	41.7%	41.3%	40.4%	39.4%	44.5%
Secured debt / adjusted total assets (maximum 40%)	6.2%	6.5%	6.7%	6.8%	6.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.8x	2.9x	2.9x	3.1x	2.8x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	241.2%	244.6%	251.3%	259.1%	223.6%

(1)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Tenant improvements (TI)	$9,651	$16,015	$12,629	$21,830	$13,032
Leasing costs (LC)	6,876	7,167	4,253	5,433	5,339
Total TI and LC	16,527	23,182	16,882	27,263	18,371

Recurring building improvements (1)	3,048	3,089	1,592	9,686	5,573
Development, redevelopment and other activities (2)	5,568	15,883	7,302	8,544	8,156
Total capital improvements, including TI and LC	$25,143	$42,154	$25,776	$45,493	$32,100

Sq. ft. beginning of period	63,571	60,251	59,865	58,070	58,029
Sq. ft. end of period	63,928	63,571	60,251	59,865	58,070
Average sq. ft. during period	63,750	61,911	60,058	58,968	58,050

Recurring building improvements per average sq. ft. during period	$0.05	$0.05	$0.03	$0.16	$0.10

(1)	Building improvements generally include recurring expenditures that we believe are necessary to maintain the value of our properties.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Feb-07	Columbia, SC	Office	3	104	$8,600	$82.69	10.5%	2.5	86.1%	ADT Security Services, Inc.
Mar-07	Maynard, MA	Office	1	287	34,000	118.47	9.6%	9.2	100.0%	Stratus Technologies, Inc.
	Q1 2007 Total / Weighted Average		4	391	42,600	108.95	9.8%	7.4	96.3%

Apr-07	Various (5)	Industrial	13	3,126	117,850	37.70	8.8%	9.3	100.0%	Briggs & Stratton Power Products Group, LLC
May-07	Aurora, IL	Office	1	75	17,100	228.00	8.6%	12.9	100.0%	Robert Morris College
May-07	Fountain Inn, SC	Industrial	1	168	7,625	45.39	8.4%	4.6	100.0%	Caterpillar, Inc.
	Q2 2007 Total / Weighted Average		15	3,369	142,575	42.32	8.7%	9.5	100.0%

Jul-07	Atlanta, GA	Office (6)	1	68	13,104	192.71	7.6%	0.9	100.0%	ES-NAV, LLC
Aug-07	Decatur, GA	Office	1	52	8,800	169.23	8.8%	6.4	100.0%	Atlanta Center for Medicine II
Aug-07	Taunton, MA	Office	2	75	10,160	135.47	9.1%	6.9	100.0%	Comcast of Georgia/Mass, LLC
Sep-07	Marietta, GA	Office	1	80	9,550	119.38	9.2%	4.6	100.0%	EKA Chemicals, Inc.
Sep-07	Cromwell, CT	Office	1	65	6,850	105.38	8.6%	6.3	100.0%	Apria Healthcare, Inc.
	Q3 2007 Total / Weighted Average		6	340	48,464	142.54	8.6%	4.9	100.0%

	Total / Weighted Average		25	4,100	$233,639	$56.99	8.9%	8.0	99.6%

Dispositions:

Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

During the quarter ended September 30, 2007, we sold three land parcels for $3,925 and recognized gains of $2,408.

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.
(5)

Properties are located in Russellville, AR, Adairsville, GA, Eldridge, IA, Aurora, IL, Scottsburg, IN, Wichita, KS, Sanford, NC, Cleveland and Miamisburg, OH, Graniteville and Columbia, SC and Jefferson, WI.

(6)	HRPT acquired one hotel property in Atlanta, GA adjacent to owned office properties which are scheduled for redevelopment.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

2007 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007

Debt Transactions (1):
New debt raised	$250,000	$250,000	$—
New debt assumed as part of acquisitions	$4,545	$—	$—
Total new debt	254,545	250,000	—

Debt retired	$—	$(200,000)	$—
Net debt	$254,545	$50,000	$—

Equity Transactions:
New common shares issued	458	875	1,005
New common equity raised, net	$4,490	$10,663	$12,998

New preferred shares issued	—	—	—
New preferred equity raised, net	$—	$—	$—
Total new equity	$4,490	$10,663	$12,998

Preferred equity retired	$—	$—	$—
Net equity	$4,490	$10,663	$12,998

(1)	Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,445	—	2,658	3,100	1,444	1,491	21,230	35,368
Industrial	—	17,914	—	—	—	1,236	9,410	28,560
Total	5,445	17,914	2,658	3,100	1,444	2,727	30,640	63,928

CBD	4,592	158	892	523	331	185	4,802	11,483
Suburban	853	17,756	1,766	2,577	1,113	2,542	25,838	52,445
Total	5,445	17,914	2,658	3,100	1,444	2,727	30,640	63,928

U.S. Government and other government tenants (1)	11	—	1,232	211	509	15	3,537	5,515
Medical related tenants (1)	1,029	—	355	1,060	573	400	3,590	7,007
Land leases (1)	—	16,860	—	—	—	—	—	16,860
Other investment grade tenants (1)(2)	1,887	2	58	832	51	226	7,286	10,342
Other tenants (1)	1,971	387	787	884	220	1,800	13,537	19,586
Vacant	547	665	226	113	91	286	2,690	4,618
Total	5,445	17,914	2,658	3,100	1,444	2,727	30,640	63,928

Percent by Major Market:
Office	15%	0%	8%	9%	4%	4%	60%	100%
Industrial	0%	63%	0%	0%	0%	4%	33%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

CBD	40%	1%	8%	4%	3%	2%	42%	100%
Suburban	2%	34%	3%	5%	2%	5%	49%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	9%	0%	64%	100%
Medical related tenants	15%	0%	5%	15%	8%	6%	51%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	18%	0%	1%	8%	1%	2%	70%	100%
Other tenants	10%	2%	4%	5%	1%	9%	69%	100%
Vacant	12%	14%	5%	3%	2%	6%	58%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	55%	69%	55%
Industrial	0%	100%	0%	0%	0%	45%	31%	45%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	1%	34%	17%	23%	7%	16%	18%
Suburban	16%	99%	66%	83%	77%	93%	84%	82%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	46%	7%	35%	1%	11%	9%
Medical related tenants	19%	0%	13%	34%	40%	15%	12%	11%
Land leases	0%	94%	0%	0%	0%	0%	0%	26%
Other investment grade tenants (2)	35%	0%	2%	27%	4%	8%	24%	16%
Other tenants	36%	2%	30%	28%	15%	66%	44%	31%
Vacant	10%	4%	9%	4%	6%	10%	9%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)	Sq. ft. is pursuant to signed leases as of 9/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$127,768	$—	$78,896	$65,717	$50,146	$30,897	$368,260	$721,684
Industrial	—	65,305	—	—	—	12,141	59,503	136,949
Total	$127,768	$65,305	$78,896	$65,717	$50,146	$43,038	$427,763	$858,633

CBD	$115,820	$1,255	$36,774	$20,342	$22,430	$5,069	$87,679	$289,369
Suburban	11,948	64,050	42,122	45,375	27,716	37,969	340,084	569,264
Total	$127,768	$65,305	$78,896	$65,717	$50,146	$43,038	$427,763	$858,633

U.S. Government and other government tenants	$249	$—	$38,771	$5,207	$10,745	$237	$65,256	$120,465
Medical related tenants	22,227	—	13,373	24,129	33,111	10,549	63,896	167,285
Land leases	—	59,511	—	—	—	—	—	59,511
Other investment grade tenants (2)	52,887	257	2,041	15,904	1,280	3,495	120,944	196,808
Other tenants	52,405	5,537	24,711	20,477	5,010	28,757	177,667	314,564
Total	$127,768	$65,305	$78,896	$65,717	$50,146	$43,038	$427,763	$858,633

Percent by Major Market:
Office	18%	0%	11%	9%	7%	4%	51%	100%
Industrial	0%	48%	0%	0%	0%	9%	43%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

CBD	40%	0%	13%	7%	8%	2%	30%	100%
Suburban	2%	11%	7%	8%	5%	7%	60%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

U.S. Government and other government tenants	0%	0%	32%	4%	9%	0%	55%	100%
Medical related tenants	13%	0%	8%	14%	20%	6%	39%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	27%	0%	1%	8%	1%	2%	61%	100%
Other tenants	17%	2%	8%	7%	1%	9%	56%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	72%	86%	84%
Industrial	0%	100%	0%	0%	0%	28%	14%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	2%	47%	31%	45%	12%	20%	34%
Suburban	9%	98%	53%	69%	55%	88%	80%	66%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	49%	8%	21%	1%	15%	14%
Medical related tenants	17%	0%	17%	37%	66%	24%	15%	19%
Land leases	0%	91%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	42%	0%	3%	24%	3%	8%	28%	23%
Other tenants	41%	9%	31%	31%	10%	67%	42%	37%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)	Annualized rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(2)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SUMMARY OF PROPERTIES BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of 9/30/2007			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,445	8.5%	$127,768	14.9%
Oahu, HI	57	17,914	28.0%	65,305	7.6%
Metro Washington, DC	20	2,658	4.2%	78,896	9.2%
Metro Boston, MA	39	3,100	4.8%	65,717	7.7%
Southern California	24	1,444	2.3%	50,146	5.8%
Metro Austin, TX	26	2,727	4.3%	43,038	5.0%
Other markets	343	30,640	47.9%	427,763	49.8%
Total	530	63,928	100.0%	$858,633	100.0%

	Percent NOI For the Three Months Ended (2)
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Metro Philadelphia, PA	12.8%	12.7%	12.8%	13.8%	13.9%
Oahu, HI	10.1%	9.9%	9.8%	10.1%	10.9%
Metro Washington, DC	9.5%	9.6%	9.9%	10.7%	10.1%
Metro Boston, MA	8.3%	8.3%	8.0%	7.8%	8.1%
Southern California	6.9%	7.0%	7.4%	6.9%	7.0%
Metro Austin, TX	4.5%	4.0%	4.6%	4.7%	4.2%
Other markets	47.9%	48.5%	47.5%	46.0%	45.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(2)

NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Properties	530	524	508	504	487
Total sq. ft. (2)	63,928	63,571	60,251	59,865	58,070
Percentage leased	92.8%	92.9%	92.8%	93.1%	93.4%

Leasing Activity (sq. ft.):
New leases	248	814	410	453	642
Renewals	1,235	1,107	654	421	766
Total	1,483	1,921	1,064	874	1,408

% Change in GAAP Rent (3):
New leases	26%	8%	-1%	24%	19%
Renewals	6%	0%	3%	-3%	1%
Weighted average	9%	3%	1%	9%	9%

Capital Commitments (4):
New leases	$3,420	$24,074	$12,726	$7,912	$20,473
Renewals	14,204	10,936	5,184	3,527	5,205
Total	$17,624	$35,010	$17,910	$11,439	$25,678

Capital Commitments per Sq. Ft. (4):
New leases	$13.79	$29.57	$31.04	$17.47	$31.89
Renewals	$11.50	$9.88	$7.93	$8.38	$6.80
Total	$11.88	$18.22	$16.83	$13.09	$18.24

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.0	8.2	8.1	5.0	7.6
Renewals	8.3	7.7	5.8	4.7	5.0
Total	7.7	7.9	6.6	4.8	6.3

Capital Commitments per Sq. Ft. per Year:
New leases	$2.76	$3.61	$3.83	$3.49	$4.20
Renewals	$1.39	$1.28	$1.37	$1.78	$1.36
Total	$1.54	$2.31	$2.55	$2.73	$2.89

(1)	Results exclude properties classified in discontinued operations.
(2)	Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(3)	Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.
(4)	Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 9/30/2007)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 9/30/2007
Property Type/Market	9/30/2007	New	Renewals	Total
Office	35,368	173	707	880
Industrial	28,560	75	528	603
Total	63,928	248	1,235	1,483

CBD	11,483	26	271	297
Suburban	52,445	222	964	1,186
Total	63,928	248	1,235	1,483

Metro Philadelphia, PA	5,445	6	50	56
Oahu, HI	17,914	—	—	—
Metro Washington, DC	2,658	4	3	7
Metro Boston, MA	3,100	7	87	94
Southern California	1,444	5	59	64
Metro Austin, TX	2,727	50	58	108
Other markets	30,640	176	978	1,154
Total	63,928	248	1,235	1,483

	Sq. Ft. Leased
	As of	6/30/2007		New and /	Acquisitions /	As of	9/30/2007
	6/30/2007	% Leased (1)	Expired	Renewals	(Sales)	9/30/2007	% Leased
Office	31,648	90.4%	(888)	880	340	31,980	90.4%
Industrial	27,426	96.0%	(699)	603	—	27,330	95.7%
Total	59,074	92.9%	(1,587)	1,483	340	59,310	92.8%

CBD	10,399	90.6%	(277)	297	—	10,419	90.7%
Suburban	48,675	93.5%	(1,310)	1,186	340	48,891	93.2%
Total	59,074	92.9%	(1,587)	1,483	340	59,310	92.8%

Metro Philadelphia, PA	4,898	90.0%	(56)	56	—	4,898	90.0%
Oahu, HI	17,352	96.9%	(104)	—	—	17,248	96.3%
Metro Washington, DC	2,430	91.4%	(5)	7	—	2,432	91.5%
Metro Boston, MA	2,913	96.3%	(96)	94	75	2,986	96.3%
Southern California	1,377	95.4%	(88)	64	—	1,353	93.7%
Metro Austin, TX	2,412	88.4%	(79)	108	—	2,441	89.5%
Other markets	27,692	91.2%	(1,159)	1,154	265	27,952	91.2%
Total	59,074	92.9%	(1,587)	1,483	340	59,310	92.8%

(1)	Based on total sq. ft. as of June 30, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (9 MONTHS ENDED 9/30/2007)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Nine Months Ended 9/30/2007
Property Type/Market	9/30/2007	New	Renewals	Total
Office	35,368	1,233	2,335	3,568
Industrial	28,560	239	661	900
Total	63,928	1,472	2,996	4,468

CBD	11,483	396	870	1,266
Suburban	52,445	1,076	2,126	3,202
Total	63,928	1,472	2,996	4,468

Metro Philadelphia, PA	5,445	286	151	437
Oahu, HI	17,914	4	11	15
Metro Washington, DC	2,658	134	114	248
Metro Boston, MA	3,100	22	93	115
Southern California	1,444	69	216	285
Metro Austin, TX	2,727	222	156	378
Other markets	30,640	735	2,255	2,990
Total	63,928	1,472	2,996	4,468

	Sq. Ft. Leased
	As of	12/31/06		New and	Acquisitions /	As of	9/30/2007
	12/31/2006	% Leased (1)	Expired	Renewals	(Sales)	9/30/2007	% Leased
Office	31,277	90.5%	(3,657)	3,568	792	31,980	90.4%
Industrial	24,442	96.6%	(1,306)	900	3,294	27,330	95.7%
Total	55,719	93.1%	(4,963)	4,468	4,086	59,310	92.8%

CBD	10,365	90.2%	(1,212)	1,266	—	10,419	90.7%
Suburban	45,354	93.8%	(3,751)	3,202	4,086	48,891	93.2%
Total	55,719	93.1%	(4,963)	4,468	4,086	59,310	92.8%

Metro Philadelphia, PA	4,920	90.2%	(459)	437	—	4,898	90.0%
Oahu, HI	17,398	97.3%	(165)	15	—	17,248	96.3%
Metro Washington, DC	2,546	95.8%	(362)	248	—	2,432	91.5%
Metro Boston, MA	2,645	96.5%	(136)	115	362	2,986	96.3%
Southern California	1,411	97.7%	(343)	285	—	1,353	93.7%
Metro Austin, TX	2,644	94.2%	(581)	378	—	2,441	89.5%
Other markets	24,155	89.9%	(2,917)	2,990	3,724	27,952	91.2%
Total	55,719	93.1%	(4,963)	4,468	4,086	59,310	92.8%

(1)	Based on total sq. ft. as of December 31, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1 U.S. Government	4,826	8.1%	12.6%	2007 to 2020
2 GlaxoSmithKline plc	608	1.0%	1.7%	2013
3 PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4 Solectron Corporation	894	1.5%	1.1%	2014
5 JDA Software Group, Inc.	283	0.5%	1.1%	2012
6 The Scripps Research Institute	164	0.3%	1.1%	2019
7 Ballard Spahr Andrews & Ingersoll, LLP	235	0.4%	1.0%	2008, 2015
Total	7,470	12.6%	20.0%

(1)	Sq. ft. is pursuant to signed leases as of 9/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 9/30/2007	2007	2008	2009	2010 and Thereafter

Office:
Total sq. ft.	35,368
Leased sq. ft. (1)	31,980	1,086	3,228	2,754	24,912
Percent	100.0%	3.4%	10.1%	8.6%	77.9%
Annualized rental income (2)	$721,684	$23,108	$69,832	$60,705	$568,039
Percent	100.0%	3.2%	9.7%	8.4%	78.7%

Industrial:
Total sq. ft.	28,560
Leased sq. ft. (1)	27,330	576	1,322	974	24,458
Percent	100.0%	2.1%	4.8%	3.6%	89.5%
Annualized rental income (2)	$136,949	$2,093	$8,177	$6,042	$120,637
Percent	100.0%	1.5%	6.0%	4.4%	88.1%

CBD:
Total sq. ft.	11,483
Leased sq. ft. (1)	10,419	463	947	706	8,303
Percent	100.0%	4.4%	9.1%	6.8%	79.7%
Annualized rental income (2)	$289,369	$10,905	$22,866	$21,767	$233,831
Percent	100.0%	3.8%	7.9%	7.5%	80.8%

Suburban:
Total sq. ft.	52,445
Leased sq. ft. (1)	48,891	1,199	3,603	3,022	41,067
Percent	100.0%	2.5%	7.4%	6.2%	83.9%
Annualized rental income (2)	$569,264	$14,296	$55,143	$44,980	$454,845
Percent	100.0%	2.5%	9.7%	7.9%	79.9%

Total:
Total sq. ft.	63,928
Leased sq. ft. (1)	59,310	1,662	4,550	3,728	49,370
Percent	100.0%	2.8%	7.7%	6.3%	83.2%
Annualized rental income (2)	$858,633	$25,201	$78,009	$66,747	$688,676
Percent	100.0%	2.9%	9.1%	7.8%	80.2%

(1)	Sq. ft. is pursuant to signed leases as of 9/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 9/30/2007	2007	2008	2009	2010 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,445
Leased sq. ft. (1)	4,898	18	449	275	4,156
Percent	100.0%	0.4%	9.2%	5.6%	84.8%
Annualized rental income (2)	$127,768	$492	$11,482	$5,971	$109,823
Percent	100.0%	0.4%	9.0%	4.7%	85.9%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (1)	17,248	443	495	264	16,046
Percent	100.0%	2.6%	2.9%	1.5%	93.0%
Annualized rental income (2)	$65,305	$971	$2,546	$1,059	$60,729
Percent	100.0%	1.5%	3.9%	1.6%	93.0%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,432	16	107	144	2,165
Percent	100.0%	0.7%	4.4%	5.9%	89.0%
Annualized rental income (2)	$78,896	$566	$2,961	$5,413	$69,956
Percent	100.0%	0.7%	3.8%	6.9%	88.6%
Metro Boston, MA:
Total sq. ft.	3,100
Leased sq. ft. (1)	2,986	337	80	32	2,537
Percent	100.0%	11.3%	2.7%	1.1%	84.9%
Annualized rental income (2)	$65,717	$7,518	$1,596	$997	$55,606
Percent	100.0%	11.4%	2.4%	1.5%	84.7%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,353	22	232	154	945
Percent	100.0%	1.6%	17.1%	11.4%	69.9%
Annualized rental income (2)	$50,146	$609	$7,239	$6,270	$36,028
Percent	100.0%	1.2%	14.4%	12.5%	71.9%
Metro Austin, TX:
Total sq. ft.	2,727
Leased sq. ft. (1)	2,441	56	125	157	2,103
Percent	100.0%	2.3%	5.1%	6.4%	86.2%
Annualized rental income (2)	$43,038	$1,159	$2,721	$3,016	$36,142
Percent	100.0%	2.7%	6.3%	7.0%	84.0%
Other markets:
Total sq. ft.	30,640
Leased sq. ft. (1)	27,952	770	3,062	2,702	21,418
Percent	100.0%	2.8%	11.0%	9.7%	76.5%
Annualized rental income (2)	$427,763	$13,886	$49,464	$44,021	$320,392
Percent	100.0%	3.2%	11.6%	10.3%	74.9%
Total:
Total sq. ft.	63,928
Leased sq. ft. (1)	59,310	1,662	4,550	3,728	49,370
Percent	100.0%	2.8%	7.7%	6.3%	83.2%
Annualized rental income (2)	$858,633	$25,201	$78,009	$66,747	$688,676
Percent	100.0%	2.9%	9.1%	7.8%	80.2%

(1)	Sq. ft. is pursuant to signed leases as of 9/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

					Cumulative %
	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2007	1,662	2.8%	$25,201	2.9%	2.9%
2008	4,550	7.7%	78,009	9.1%	12.0%
2009	3,728	6.3%	66,747	7.8%	19.8%
2010	6,381	10.8%	99,767	11.6%	31.4%
2011	5,411	9.1%	95,947	11.2%	42.6%
2012	5,158	8.7%	101,639	11.8%	54.4%
2013	3,074	5.2%	52,329	6.1%	60.5%
2014	2,881	4.9%	48,844	5.7%	66.2%
2015	3,355	5.6%	59,633	6.9%	73.1%
2016	2,494	4.2%	42,512	5.0%	78.1%
2017 and thereafter	20,616	34.7%	188,005	21.9%	100.0%
Total	59,310	100.0%	$858,633	100.0%

Weighted average remaining lease term (in years)	8.9		6.5

(1)	Sq. ft. is pursuant to signed leases as of 9/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 9/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.